UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
June 9, 2023
Date of Report (Date of earliest event reported)

(Commission File Number)	(Exact Name of Registrant as Specified in its Charter)	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
001-10042	ATMOS ENERGY CORPORATION	Texas and Virginia	75-1743247
333-270078-01	ATMOS ENERGY KANSAS SECURITIZATION I, LLC	Delaware	92-1021026

ATMOS ENERGY CORPORATION 1800 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240	ATMOS ENERGY KANSAS SECURITIZATION I, LLC 1800 Three Lincoln Centre 5430 LBJ Freeway Dallas, Texas 75240
(Address of Principal Executive Offices) (Zip Code)	(Address of Principal Executive Offices) (Zip Code)

(972) 934-9227	(972) 934-9227
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, No Par Value	ATO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement
On June 9, 2023, Atmos Energy Corporation (“Atmos Energy”) and Atmos Energy Kansas Securitization I, LLC (the “Issuing Entity”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as bookrunning underwriter (the “Underwriter”), with respect to the purchase and sale of $95,000,000 aggregate principal amount of the Issuing Entity’s Series
2023-A
Senior Secured Securitized Utility Tariff Bonds (the “Bonds”) to be issued by the Issuing Entity pursuant to an Indenture and Series Supplement, each to be dated as of June 20, 2023. The Bonds were offered pursuant to the prospectus dated June 9, 2023.
The Underwriting Agreement contains customary representations, warranties and agreements by Atmos Energy and customary conditions to closing, indemnification obligations of Atmos Energy, on the one hand, and the Underwriters, on the other hand, including for liabilities under the Securities Act of 1933, as amended, obligations of the parties and termination provisions.
The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference. A form of the Indenture (including the form of the Bonds and the Series Supplement) is annexed as Exhibit 4.1 to this Current Report on Form
8-K.
In connection with the issuance of the Bonds, Atmos Energy and the Issuing Entity also expect to enter into a Securitized Utility Tariff Property Servicing Agreement, a Securitized Utility Tariff Property Purchase and Sale Agreement, and an Administration Agreement, each to be dated as of June 20, 2023, which are annexed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form
8-K.
Additionally, Atmos Energy, as the sole member of the Issuing Entity, has entered into an Amended and Restated Limited Liability Company Agreement of the Issuing Entity, dated as of May 26, 2023, which is annexed as Exhibit 3.1 hereto.
Affiliations
The Underwriter and its affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. The Underwriter and its affiliates have in the past provided, and may in the future from time to time provide, investment banking and general financing and banking services to Atmos Energy and its affiliates for which they have in the past received, and in the future may receive, customary fees.
The Trustee and certain of its affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial and investment banking services for Atmos Energy for which they received or will receive customary fees and expenses. U.S. Bank Trust Company, National Association and its affiliates, among other relationships, are (i) lenders under Atmos Energy’s revolving credit facility, (ii) the trustee and paying agent under the indentures governing various Atmos Energy debt securities and (iii) placement agents under Atmos Energy’s commercial paper program. No relationships currently exist between Atmos Energy, the Issuing Entity and their respective affiliates, on the one hand, and U.S. Bank Trust Company, National Association and its affiliates, on the other hand, that would be outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 above with respect to the Bonds to be issued and the Indenture and Series Supplement to be entered into is incorporated herein by reference.

Item 8.01	Other Events
The information included in Item 1.01 above with respect to the offering and purchase and sale of the Bonds, and other agreements to be executed and delivered in connection with the closing of the purchase and sale of the Bonds, including a Securitized Utility Tariff Property Servicing Agreement, a Securitized Utility Tariff Property Purchase and Sale Agreement, an Administration Agreement and an Amended and Restated Limited Liability Company Agreement, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement among Atmos Energy Kansas Securitization I, LLC, Atmos Energy Corporation and J.P. Morgan Securities LLC, dated June 9, 2023.

3.1	Amended and Restated Limited Liability Company Agreement of Atmos Energy Kansas Securitization I, LLC, dated as of May 26, 2023 (filed as Exhibit 3.3 to Atmos Energy Corporation’s and Atmos Energy Kansas Securitization I, LLC’s Registration Statement on Form SF-1 filed on June 5, 2023 (Reg. Nos. 333-270078 and 333-270078-01) and incorporated herein by reference).

4.1	Indenture by and among Atmos Energy Kansas Securitization I, LLC, U.S. Bank Trust Company, National Association, as Indenture Trustee, and U.S. Bank National Association, as Securities Intermediary (including the form of the Bonds and the Series Supplement), to be dated as of June 20, 2023.

10.1	Securitized Utility Tariff Property Servicing Agreement between Atmos Energy Kansas Securitization I, LLC and Atmos Energy Corporation, as Servicer, to be dated as of June 20, 2023.

10.2	Securitized Utility Tariff Property Purchase and Sale Agreement between Atmos Energy Kansas Securitization I, LLC and Atmos Energy Corporation, as Seller, to be dated as of June 20, 2023.

10.3	Administration Agreement between Atmos Energy Kansas Securitization I, LLC and Atmos Energy Corporation, as Administrator, to be dated as of June 20, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
Dated: June 13, 2023

Atoms Energy Corporation

By:	/s/ Christopher T. Forsythe
Christopher T. Forsythe
Senior Vice President and Chief Financial Officer

Atmos Energy Kansas Securitization I, LLC

By:	/s/ Christopher T. Forsythe
Christopher T. Forsythe
Manager